Employee Benefit Plan	12 Months Ended
Dec. 31, 2020
Retirement Benefits [Abstract]
Employee Benefit Plan
Note 8 – Employee benefit plan
The Company’s 401(k) plan covers employees who are at least 21 years of age, have completed one year of employment and worked a minimum of 1,000 hours. Employees may elect to defer a percentage of their salary up to the maximum allowed under the Internal Revenue Service Code. During 2019, the Company made matching contributions to its 401(k) plan equal to 100% of the first 3% of salary deferred plus 50% of the next 2% of an employee’s contribution for a total maximum Company match of 4% of the salary deferred by the employee, subject to Internal Revenue Service Code limitations. Starting in January 2020, the Company discontinued matching contributions to the 401(k) plan. Contributions to the 401(k) plan were $0.3 million and $3.7 million for the years ended December 31, 2020 and 2019, respectively.